UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 8, 2008
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SunPower Corporation
(Exact Name of Registrant as Specified in Charter)
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Delaware	000-51593	94-3008969
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File No.)	Identification No.)

3939 North First Street, San Jose, California 95134
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (408) 240-5500

N/A
(Former Name or Former Address, if Changed Since Last Report)
___________________

   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
❒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Bonus Plan.

On May 8, 2008, SunPower Corporation, a Delaware corporation (“SunPower”), adopted its Amended and Restated Annual Key Employee Bonus Plan (the “Bonus Plan”).  As disclosed in a Current Report on Form 8-K filed with the Securities and Exchange Commission (the “Commission”) on February 5, 2008, SunPower’s Board of Directors (the “Board”) approved the Bonus Plan on January 31, 2008, subject to further approval by the stockholders of SunPower.  The stockholders approved the Bonus Plan at the annual meeting of stockholders on May 8, 2008.  The Bonus Plan is summarized in such Current Report on Form 8-K and the Proxy Statement on Schedule 14A that was filed with the Commission on March 25, 2008.  A copy of the Bonus Plan was included as an appendix to such Proxy Statement on Schedule 14A.

Stock Plan.

Also on May 8, 2008, SunPower adopted its Second Amended and Restated SunPower Corporation 2005 Stock Incentive Plan (the “Stock Plan”).  SunPower’s Board approved the Stock Plan on March 4, 2008, subject to further approval by the stockholders of SunPower.  The stockholders approved the Stock Plan at the annual meeting of stockholders on May 8, 2008.  The Stock Plan modified the pre-existing Amended and Restated SunPower Corporation 2005 Stock Incentive Plan, effecting the following changes:

•
increases the number of shares of SunPower’s class A common stock reserved for issuance under the Stock Plan by 1,700,000 shares, for a total of 1,849,663 shares when added to the 149,663 shares reserved for issuance as of March 12, 2008 record date;

•	provides, beginning in 2009, for an automatic annual increase in the total number of shares of class A common stock reserved for issuance under the Stock Plan;

•	makes certain changes to the permitted qualifying criteria for performance-based equity awards under the Stock Plan;

•	makes certain changes to the compensation of directors under the Stock Plan; and

•	makes certain other conforming and technical amendments to the Stock Plan, all as further described below.

The Stock Plan makes two significant changes that will impact the number of shares of class A common stock reserved for issuance under the Stock Plan.  First, the Stock Plan increases the number of class A common shares reserved for issuance under the Stock Plan by 1,700,000 shares, for a total of 1,849,663 shares when added to the 149,663 shares reserved for issuance as of March 12, 2008 record date.  Second, the Stock Plan includes an automatic share reserve increase feature effective for 2009 through 2015.  This share reserve increase feature will cause, beginning in 2009, an annual and automatic increase in the number of shares of SunPower’s class A common stock reserved for issuance under the Stock Plan in an amount each year equal to the least of

•	3% of the outstanding shares of all classes of SunPower’s common stock measured on the last day of the immediately preceding fiscal year;

•	6,000,000 shares; and

•	such other number of shares as determined by SunPower’s Board.

Additionally, the Stock Plan modifies the permitted qualifying criteria for performance-based equity awards under the Stock Plan consistent with certain requirements of Section 162(m) of the Internal Revenue Code. These modifications clarify that SunPower may make certain adjustments when evaluating performance results relating to performance awards under the Stock Plan, and enumerates additional events that may occur during a performance period that SunPower may exclude when evaluating performance results, as further described in the Stock Plan.

The Stock Plan also makes the following changes to the automatic grants of equity awards to directors under the Stock Plan:

•
Eliminates the initial grant of a Nonstatutory Option (as defined in the Stock Plan) to purchase 20,000 shares of class A common stock, for non-employee directors joining the Board after the annual meeting of stockholders on May 8, 2008 (the “Effective Date”);

•	Eliminates the current initial grant of 2,000 Restricted Shares (as defined in the Stock Plan) for non-employee directors joining the Board after the Effective Date;

•
Provides for non-employee directors joining the Board after the Effective Date to receive a grant of 6,600 Stock Units (as defined in the Stock Plan) subject to certain restrictions, which Stock Units will vest annually in equal installments over a five-year period beginning on the date of grant;

•	Eliminates the annual grant of 2,000 Restricted Shares for re-elected non-employee directors;

•	Eliminates the annual grant of an Option (as defined in the Stock Plan) to purchase 6,000 shares of class A common stock, for re-elected non-employee directors;

•
Provides for non-employee directors who have served for at least six months to receive, on the first business day following each annual meeting beginning with the annual meeting of stockholders on May 8, 2008, an annual grant of 4,000 Stock Units that will vest quarterly in equal installments over a one-year period beginning on the date of grant;

•
Changes, after the Effective Date, the form of the initial equity grant to the Chairman of the Board from 10,000 Restricted Shares to a grant of 10,000 Stock Units that will vest quarterly in equal installments over a one-year period beginning on the date of grant; and

•
Changes, after the Effective Date, the form of the annual equity grant to the Chairman of the Board from 10,000 Restricted Shares to a grant of 10,000 Stock Units that will vest quarterly in equal installments over a one-year period beginning on the date of grant.

The Stock Plan also makes certain other conforming amendments related to the changes described above, as well as certain technical amendments clarifying the compliance of the Stock Plan with Section 409A of the Internal Revenue Code and clarifying that Stock Appreciation Rights and all Stock Options may not have an exercise price less than the fair market value on the date of grant.  Also, as a result of Internal Revenue Service requirements, in connection with the automatic share reserve increase, SunPower is setting a maximum limit of 15 million on the number of incentive stock options that can be issued under the Stock Plan.  SunPower has forecasted this limit based on the automatic share reserve increase and the remaining term of the Stock Plan.

The complete Stock Plan is summarized in greater detail in the Proxy Statement on Schedule 14A that was filed with the Commission on March 25, 2008, and a copy of the Stock Plan was included as an appendix to such Proxy Statement on Schedule 14A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNPOWER CORPORATION

Date: May 14, 2008	By: /s/ Bruce Ledesma
Name: Bruce Ledesma
Title: General Counsel and Corporate Secretary